TCW FUNDS, INC.

Supplement Dated May 15, 2008

Prospectus Dated February 29, 2008

Each of the LifePlan Funds may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of a market benchmark or strategy.

Main Risks of ETNs

•	counter party risk

Because ETNs are unsecured debt securities, they are subject to risk of default by the issuing bank or other financial institution. In addition, the value of the ETN may drop due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

•	price volatility risk

The value of ETNs will change as the value of the market benchmark or strategy fluctuates. If, for example, commodity-linked ETNs are purchased, their value will fluctuate because the values of the underlying commodities to which they are linked fluctuate with market conditions. The prices of the market benchmark are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the underlying benchmark and, consequently, the value of the ETN in unforeseeable ways.

•	no principal protection or interest payments

Because ETNs are fully exposed to any decline in the level of the underlying market benchmark, if the value of the underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to the ETN, the Fund will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. Investors in ETNs do not receive any periodic interest payments.

•	illiquidity risk

The issuer may restrict the redemption amount and the redemption dates. Additionally, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for the ETN.

•	tax risk

Significant aspects of the tax treatment of ETNs are unclear. No issuance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how each of the LifePlan Funds characterizes and treats the ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

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